UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

HOMELAND SECURITY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23279	52-2050585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Fairfax Drive, Suite 1200
Arlington, VA 22203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b)                                 On November 16, 2011, the board of directors of Homeland Security Capital Corporation (the “Company”) unanimously approved a change of the Company’s fiscal year end from June 30 to December 31 effective immediately.  The change was made to align the Company’s fiscal periods with those of its indirect subsidiaries, Default USA, Inc. and Timios, Inc., that the Company acquired through its majority-owned subsidiary, Fiducia Real Estate Services, Inc.

The Company expects to file a transition report for the six-month period of July 1, 2011 to December 31, 2011 on an Annual Report on Form 10-KT on or before March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOMELAND SECURITY CAPTIAL CORPORATION

By:	/s/ C. Thomas McMillen
Name:	C. Thomas McMillen
Title:	President and Chief Executive Officer

Date: November 21, 2011